                                  SCHEDULE 14C

                                 (RULE 14C-101)

                  INFORMATION REQUIRED IN INFORMATION STATEMENT

                            SCHEDULE 14C INFORMATION

                 INFORMATION STATEMENT PURSUANT TO SECTION 14(c)
                     OF THE SECURITIES EXCHANGE ACT OF 1934
                             (AMENDMENT NO.______ )

Check the appropriate box:

  [ ] Preliminary information statement    [ ] Confidential, for use of the
                                               Commission only (as permitted by
                                               Rule 14c-5(d)(2)).
   X  Definitive information statement


                            The Vantagepoint Funds
 -------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

 -------------------------------------------------------------------------------

Payment of Filing Fee (check the appropriate box):

     X  No fee required

    [ ] Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

    (1) Title of each class of securities to which transaction applies:
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    (2) Aggregate number of securities to which transaction applies:
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    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
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    (4) Proposed maximum aggregate value of transaction:
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    (5) Total fee paid:
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    [ ] Fee paid previously with preliminary materials.

    [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    (1) Amount previously paid:
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

                             THE VANTAGEPOINT FUNDS

                             ACTIVELY MANAGED FUNDS
                               Money Market Fund
                              Short-Term Bond Fund
                    (formerly the Income Preservation Fund)
                         US Government Securities Fund
                             Asset Allocation Fund
                               Equity Income Fund
                              Growth & Income Fund
                                  Growth Fund
                         Aggressive Opportunities Fund
                               International Fund

                                  INDEX FUNDS
                              Core Bond Index Fund
                              500 Stock Index Fund
                            Broad Market Index Fund
                          Mid/Small Company Index Fund
                           Overseas Equity Index Fund

                             MODEL PORTFOLIO FUNDS
                     Model Portfolio Savings Oriented Fund
                    Model Portfolio Conservative Growth Fund
                    Model Portfolio Traditional Growth Fund
                     Model Portfolio Long-Term Growth Fund
                     Model Portfolio All-Equity Growth Fund

                                MILESTONE FUNDS
                        Milestone Retirement Income Fund
                              Milestone 2010 Fund
                              Milestone 2015 Fund
                              Milestone 2020 Fund
                              Milestone 2025 Fund
                              Milestone 2030 Fund
                              Milestone 2035 Fund
                              Milestone 2040 Fund

                          777 NORTH CAPITOL STREET, NE
                                   SUITE 600
                             WASHINGTON, D.C. 20002
                             ---------------------

                      NOTICE OF ACTION BY WRITTEN CONSENT
                             ---------------------

To the Shareholders of The Vantagepoint Funds:

     Pursuant to Article 5, Section 2 of the Amended Agreement and Declaration of Trust of The Vantagepoint Funds (the "VP Fund"), notice is hereby given that, by written consent delivered to the VP Fund dated August 18, 2005, the holder of a majority of the VP Fund's outstanding shares as of July 28, 2005 voted to elect Mr. Timothy M. O'Brien as a director of the VP Fund. The VP Fund's Information Statement accompanies this Notice.

     This Information Statement is being furnished by the Board of Directors (the "Board") of the VP Fund to inform shareholders about the recent election of Mr. Timothy M. O'Brien as a Class I director of the VP Fund. The Board's Nominating Committee recommended to the Board that it nominate Mr. O'Brien as a Class I director. On August 2, 2005, after considering the Nominating Committee's recommendation, the Board nominated Mr. O'Brien as a director and determined to recommend to VP Fund shareholders that they elect Mr. O'Brien as a director. On August 12, 2005, the holder of a majority of the outstanding shares of the VP Fund (determined as of July 28, 2005) voted to elect Mr. O'Brien as a director.

     WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

                                         By Order of the Board of Directors

                                                    /s/ JOAN MCCALLEN
                                                      Joan McCallen
August 26, 2005                                         President

                           (VANTAGEPOINT FUNDS LOGO)

                             THE VANTAGEPOINT FUNDS

                             ACTIVELY MANAGED FUNDS
                               Money Market Fund
                              Short-Term Bond Fund
                    (formerly the Income Preservation Fund)
                         US Government Securities Fund
                             Asset Allocation Fund
                               Equity Income Fund
                              Growth & Income Fund
                                  Growth Fund
                         Aggressive Opportunities Fund
                               International Fund

                                  INDEX FUNDS
                              Core Bond Index Fund
                              500 Stock Index Fund
                            Broad Market Index Fund
                          Mid/Small Company Index Fund
                           Overseas Equity Index Fund

                             MODEL PORTFOLIO FUNDS
                     Model Portfolio Savings Oriented Fund
                    Model Portfolio Conservative Growth Fund
                    Model Portfolio Traditional Growth Fund
                     Model Portfolio Long-Term Growth Fund
                     Model Portfolio All-Equity Growth Fund

                                MILESTONE FUNDS
                        Milestone Retirement Income Fund
                              Milestone 2010 Fund
                              Milestone 2015 Fund
                              Milestone 2020 Fund
                              Milestone 2025 Fund
                              Milestone 2030 Fund
                              Milestone 2035 Fund
                              Milestone 2040 Fund

                          777 NORTH CAPITOL STREET, NE
                                   SUITE 600
                             WASHINGTON, D.C. 20002
                             ---------------------
                             INFORMATION STATEMENT
                             ---------------------
     This Information Statement is being furnished by the Board of Directors (the "Board") of The Vantagepoint Funds (the "VP Fund") to inform shareholders about the recent election of Mr. Timothy M. O'Brien as a Class I director of the VP Fund. The Board's Nominating Committee recommended to the Board that it nominate Mr. O'Brien as a Class I director. On August 2, 2005, after considering the Nominating Committee's recommendation, the Board nominated Mr. O'Brien as a director and determined to recommend to VP Fund shareholders that they elect Mr. O'Brien as a director. On August 12, 2005, the holder of a majority of the outstanding shares of the VP Fund (determined as of July 28, 2005) voted to elect Mr. O'Brien as a director.

     WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

     This Information Statement is being mailed on or about August 26, 2005 to shareholders of record at the close of business on July 28, 2005.

FINANCIAL INFORMATION

     SHAREHOLDERS CAN OBTAIN A COPY OF THE VP FUND'S MOST RECENT ANNUAL REPORT AND ANY SEMI-ANNUAL REPORT FOLLOWING THE ANNUAL REPORT, WITHOUT CHARGE, BY WRITING TO THE VP FUND AT 777 NORTH CAPITOL STREET, NE, SUITE 600, WASHINGTON, D.C. 20002 OR BY CALLING THE VP FUND TOLL FREE AT 1-800-669-7400.

INTRODUCTION

     On August 2, 2005, the Board nominated, and determined to recommend that the shareholders of the VP Fund elect, Mr. Timothy M. O'Brien as a Class I director of the VP Fund. On that same date, the Board also authorized the officers of the VP Fund to seek the written consent of the holders of a majority of the outstanding shares of the VP Fund to the election of Mr. O'Brien as a Class I director. On August 12, 2005, the Board's recommendations were presented to the Board of Directors of The VantageTrust Company. As of

July 28, 2005, a majority of the voting shares of each Fund were held, either directly, or indirectly through the Model Portfolio Funds and the Milestone Funds, by the VantageTrust, a group trust sponsored and maintained by The VantageTrust Company. On the same date, the Board of Directors of The VantageTrust Company voted to elect Mr. O'Brien as a Class I director, and, pursuant to Article V, Section 4 of the VP Fund's Amended Agreement and Declaration of Trust, this action was documented by written consent dated August 18, 2005. Mr. O'Brien's term as a Class I director is expected to begin on or about September 15, 2005 (or such other date as officers of the VP Fund may determine) and will end on October 31, 2009.

     The VantageTrust Company is an affiliate of the Trust's investment adviser, Vantagepoint Investment Advisers, LLC ("VIA").

REASONS FOR AND PROCESS OF ELECTING A NEW DIRECTOR

     Effective June 30, 2005, Mr. Eddie Moore resigned as a Class I director of the VP Fund. It was the consensus of the directors that the resulting vacancy on the Board be filled promptly. An independent, third-party executive search firm was retained to identify individuals with qualifications appropriate to the Board's needs for consideration by the Nominating Committee as a Class I director to fill Mr. Moore's unexpired term. The executive search firm identified and presented individuals to the Nominating Committee for its consideration and the Committee selected certain of the individuals presented to be interviewed as potential candidates for nomination as a Class I director. After interviewing and evaluating these individuals based on the criteria described below under "Nominating Committee," the Nominating Committee, which is composed of all of the directors who are not "interested persons" of the VP Fund, as that term is defined under the Investment Company Act of 1940 ("Independent Directors"), unanimously selected, nominated and recommended Mr. O'Brien to the Board for approval as a nominee to stand for election by shareholders of the VP Fund as a Class I Independent Director. On August 2, 2005, after consideration of the Nominating Committee's recommendation, the Board, and separately the Independent Directors, nominated Mr. O'Brien as a Class I director, with his term to commence on or about September 15, 2005 (or such other date as officers of the VP Fund may determine). In addition, on August 2, 2005, the Board resolved to recommend to VP Fund shareholders that they elect Mr. O'Brien as a Class I Independent Director.

     The VP Fund's directors sought shareholder approval of a new Class I director because, under the Investment Company Act of 1940 (the "1940 Act"), the directors can fill a vacancy on the Board without shareholder approval only if, immediately after filling the vacancy, at least 2/3 of the directors will have been elected by shareholders. If the Board had appointed Mr. O'Brien as a director without obtaining shareholder approval, less than 2/3 of the directors would have been elected by shareholders. Accordingly, the Board sought approval from shareholders, and did so pursuant to Article V, Section 4 of the VP Fund's Amended Agreement and Declaration of Trust. Under that section, any action taken by VP Fund shareholders may be taken without a meeting if shareholders holding a majority of shares entitled to be voted on the matter consent to the action in writing. As noted above, on August 12, 2005, the VP Fund's majority shareholder voted to elect Mr. O'Brien as a director.

MANAGEMENT OF THE VP FUND

     The VP Fund is governed by the Board of Directors. The directors stand in the position of fiduciaries to the VP Fund and its shareholders and, as such, they have a duty of due care and loyalty, and are responsible for protecting the interests of the separate series of the VP Fund (the "Funds") and their shareholders. The directors are responsible for overseeing and managing the business and affairs of the Funds. The VP Fund has three classes of directors:
Class I, Class II and Class III. Class I and Class II directors serve terms that end on or around the fifth anniversary of their commencement. Class II directors serve one year terms.

     VIA serves as investment adviser to the Funds and employs a supporting staff of management personnel needed to provide the requisite services to the Funds and also furnishes the Funds with necessary office space, furnishings, and equipment. Each Fund bears its own direct expenses, such as legal, auditing and custodial fees.

     The officers of the VP Fund are also officers of VIA or its affiliates. The officers of the VP Fund manage its day-to-day operations and are elected by and responsible to the Board.

  Mr. Timothy M. O'Brien's Business Experience

     Since 2003, Mr. O'Brien, as an independent consultant, has been providing investment consulting services to pension plans. His investment consulting business is registered as an investment adviser with the State of Colorado. In addition, since 2004, he has served as a board member and the Chair of the Audit Committee of AirGate PCS, Inc., a publicly-traded, mobile operations network company. Since 2000, he also has served on the Investment Advisory Council of the Alaska State Pension Investment Board.

     From 1999 to 2003, Mr. O'Brien served as the Chief Executive Officer of the American Humane Association, an association of over 2000 local member organizations that serve as advocates for the protection of children and animals. From 1995 to 1999, Mr. O'Brien was a consultant with William Mercer Consulting, where he analyzed the investment portfolios of large pension funds, local government investment pools, and community foundations. In that capacity, he also reviewed investment transactions for compliance with stated investment policies and applicable laws, and examined the benefits structure and administration of these entities.

     From 1984 to 1995, Mr. O'Brien served as the State Auditor for the State of Colorado, where he was responsible for all operations and functions of a professional staff of 70 and an annual budget of approximately $5 million.

     Mr. O'Brien is a certified public accountant and a certified financial analyst.

     For the Public Employee Retirement Association of Colorado, he served as a Board Member, Audit Committee Member, and Investment Committee Member from 1984
- 1995; Chair of the Investment Committee from 1991 - 1995; and Chair of the Audit Committee from 1986 - 1994. He also served as Chair of the Board of the Colorado Society of Certified Public Accountants from 1998 - 1999, and was a Governing Council Member of the American Institute of Certified Public Accountants from 1979 - 2001. Mr. O'Brien served as a Board Member of the American Humane Association from 1994 - 1999.

     Mr. O'Brien received an M.B.A. degree from the University of Colorado in 1990. In 1972, he received combined B.S./B.A. degrees in accounting from Loyola University of Chicago.

  Information About the VP Fund's Directors and Executive Officers

     The following table provides information about the VP Fund's directors (including Mr. O'Brien) and executive officers. Each director oversees all 27 of the Funds. Upon his term's commencement, Mr. O'Brien also will oversee all 27 Funds. The mailing address for the directors and executive officers is 777 North Capitol Street, NE, Suite 600, Washington, D.C. 20002.

                                              INDEPENDENT DIRECTORS
-----------------------------------------------------------------------------------------------------------------
                       POSITION(S) HELD WITH   TERM OF OFFICE AND    PRINCIPAL OCCUPATION(S)  OTHER DIRECTORSHIPS
NAME AND AGE                THE VP FUND       LENGTH OF TIME SERVED    DURING PAST 5 YEARS           HELD
------------           ---------------------  ---------------------  -----------------------  -------------------
N. Anthony Calhoun     Class II Director      Director since         Deputy Chief Financial   None
  (57)                                        November, 1998 Term    Officer and
                                              expires October 31,    Treasurer -- District
                                              2006                   of Columbia (2001 to
                                                                     present); Deputy
                                                                     Executive Director &
                                                                     Chief Financial
                                                                     Officer -- Pension
                                                                     Benefit Guaranty Corp.
                                                                     (1993 - 2001)

                                              INDEPENDENT DIRECTORS
-----------------------------------------------------------------------------------------------------------------
                       POSITION(S) HELD WITH   TERM OF OFFICE AND    PRINCIPAL OCCUPATION(S)  OTHER DIRECTORSHIPS
NAME AND AGE                THE VP FUND       LENGTH OF TIME SERVED    DURING PAST 5 YEARS           HELD
------------           ---------------------  ---------------------  -----------------------  -------------------
Donna K. Gilding       Chair of the Board     Director since         Chief Investment         None
  (65)                 and Class II Director  November, 1998 Term    Officer -- Lowenhaupt &
                                              expires October 31,    Chasnoff (2005 -
                                              2006                   present) (wealth
                                                                     management law firm);
                                                                     Chief Investment
                                                                     Officer -- Progress
                                                                     Investment Management
                                                                     Company (2000 - 2005);
                                                                     Chief Investment
                                                                     Officer -- New York
                                                                     City Comptroller's
                                                                     Office (1993 - 2001)
Arthur R. Lynch        Class II Director      Director since         Deputy City Manager --   None
  (50)                                        November, 1998 Term    City of Glendale,
                                              expires October 31,    Arizona (2005 to
                                              2006                   present); Chief
                                                                     Financial
                                                                     Officer -- City of
                                                                     Glendale, Arizona
                                                                     (1985-2005)
Peter Meenan           Class I Director       Director since         Independent              Trustee -- Eclipse
  (63)                                        December, 2001 Term    Consultant --            Funds, dba
                                              expires October 31,    (1999 - 2000 and 2004 -  "Mainstay Funds"
                                              2009                   present); President and  (registered
                                                                     Chief Executive          investment company)
                                                                     Officer --               (2002 - present)
                                                                     Babson-United, Inc.      Director -- Eclipse
                                                                     (financial advisory      Funds, Inc., dba
                                                                     firm), (20002 - 004);    "Mainstay Funds"
                                                                     Head of Global Funds     (registered
                                                                     for Investment Products  investment company)
                                                                     and Distribution         (2002 - present)
                                                                     Group -- Citicorp        (17 portfolios
                                                                     (1995 - 1999).           together)
                                                                                              Trustee -- New York
                                                                                              Life Investment
                                                                                              Management
                                                                                              Institutional Funds
                                                                                              (registered
                                                                                              investment company)
                                                                                              (2001 - 2003) (3
                                                                                              portfolios)
Robin L. Wiessmann     Class I Director       Director since         Consultant -- Brown      Director -- ICMA
  (52)                                        November, 1998 Term    Wiessmann Group Group    Retirement
                                              expires October 31,    (Financial Services      Corporation from
                                              2009                   Consulting) (2002 -      January, 1994 to
                                                                     present) Managing        December, 2001.
                                                                     Director -- Dain
                                                                     Rauscher (Investment
                                                                     Banking) (1999 - 2001)

                                              INDEPENDENT DIRECTORS
-----------------------------------------------------------------------------------------------------------------
                       POSITION(S) HELD WITH   TERM OF OFFICE AND    PRINCIPAL OCCUPATION(S)  OTHER DIRECTORSHIPS
NAME AND AGE                THE VP FUND       LENGTH OF TIME SERVED    DURING PAST 5 YEARS           HELD
------------           ---------------------  ---------------------  -----------------------  -------------------
Timothy M. O'Brien     Class I Director       Term expires October   Independent Consultant   Director and Audit
  (55)                 (term to commence on   31, 2009               (pension consulting)     Committee Chair of
                       or around September                           (2003 - present); Chief  AirGate PCS, Inc.
                       15, 2005)                                     Executive Officer --     (mobile network
                                                                     American Humane          operations;
                                                                     Association              publicly-traded
                                                                     (1999 - 2003);           company) (2004 -
                                                                     Consultant -- William    present); Member of
                                                                     Mercer Consulting        the Investment
                                                                     (investment and          Advisory Council of
                                                                     fiduciary consulting)    the Alaska State
                                                                     (1995 - 1999)            Pension Investment
                                                                                              Board (2000 -
                                                                                              present)

                                       INTERESTED DIRECTORS, AND OFFICERS
-----------------------------------------------------------------------------------------------------------------
                                                 TERM OF OFFICE
                       POSITION(S) HELD WITH   (IF APPLICABLE) AND   PRINCIPAL OCCUPATION(S)  OTHER DIRECTORSHIPS
NAME AND AGE                THE VP FUND       LENGTH OF TIME SERVED    DURING PAST 5 YEARS           HELD
------------           ---------------------  ---------------------  -----------------------  -------------------
Alison D. Rudolf*      Class III Director     Since May, 2004 Term   Township Manager --      Director -- ICMA
  (52)                                        expires October 31,    Lower Moreland Twp, PA   Retirement
                                              2005                   (1982 - present)         Corporation (2003 -
                                                                                              present);
                                                                                              Trustee -- ICMA
                                                                                              Retirement Trust
                                                                                              (1997 - 2000)
Joan McCallen**        President and          Since September, 2003  Chief Executive          None
  (52)                 Principal Executive                           Officer -- ICMA
                       Officer                                       Retirement Corporation
                                                                     (August 2003 -
                                                                     present); President --
                                                                     Vantagepoint Investment
                                                                     Advisers, LLC
                                                                     (September
                                                                     2003 - present);
                                                                     President, Chief
                                                                     Executive Officer and
                                                                     Director -- ICMA-RC
                                                                     Services, LLC
                                                                     (broker-dealer)
                                                                     (September
                                                                     2003 - present);
                                                                     Executive Vice
                                                                     President and Chief
                                                                     Operations Officer
                                                                     ICMA-Retirement
                                                                     Corporation (1997 to
                                                                     2003)
Bruce James            Senior Vice President  Since September, 2004  Senior Vice President    None
  Rohrbacher**         and Chief Compliance                          and Chief Compliance
  (52)                 Officer                                       Officer -- ICMA
                                                                     Retirement Corporation
                                                                     (2004 to present);
                                                                     Director of Compliance
                                                                     and Internal
                                                                     Audit -- Frank Russell
                                                                     Company (investment
                                                                     management firm)
                                                                     (1996 - 2004).

                                       INTERESTED DIRECTORS, AND OFFICERS
-----------------------------------------------------------------------------------------------------------------
                                                 TERM OF OFFICE
                       POSITION(S) HELD WITH   (IF APPLICABLE) AND   PRINCIPAL OCCUPATION(S)  OTHER DIRECTORSHIPS
NAME AND AGE                THE VP FUND       LENGTH OF TIME SERVED    DURING PAST 5 YEARS           HELD
------------           ---------------------  ---------------------  -----------------------  -------------------
Gerard P. Maus**       Treasurer and          Since December, 2004   Senior Vice President    None
  (54)                 Principal Financial                           and Chief Financial
                       Officer                                       Officer ICMA Retirement
                                                                     Corporation (November
                                                                     2004 to present)
                                                                     Manager and
                                                                     Treasurer -- VIA, VTA,
                                                                     ICMA-RC Services (Dec.
                                                                     2004 - present); Chief
                                                                     Financial Officer and
                                                                     Chief Administrative
                                                                     Officer -- SoundView
                                                                     Technology Group
                                                                     (investment banking)
                                                                     (Nov. 2002 - Nov.
                                                                     2004); Chief Financial
                                                                     Officer, Treasurer,
                                                                     Director, Member --
                                                                     SoundView Technology
                                                                     Group Internal
                                                                     Companies (investment
                                                                     banking) (Nov.
                                                                     2002 - Nov. 2004);
                                                                     Chief Operating
                                                                     Officer -- Advanced
                                                                     Technology Ventures
                                                                     (venture capital firm)
                                                                     (Apr. 2001 - Feb.
                                                                     2002); Chief Financial
                                                                     Officer, Chief
                                                                     Administrative
                                                                     Officer -- State Street
                                                                     Research & Management
                                                                     Co. (investment
                                                                     management firm)
                                                                     (1993 - 2001);
                                                                     Treasurer -- SSRM
                                                                     Family of Funds
                                                                     (registered investment
                                                                     company) (1993 - 2001);
                                                                     Chairman,
                                                                     Director -- SSRM Family
                                                                     of Funds (registered
                                                                     investment company)
                                                                     (May 2000 - Nov. 2000);
                                                                     Director -- SSRM
                                                                     Internal Companies
                                                                     (investment management
                                                                     firm) (1993 - 2001);
Paul Gallagher**       Secretary              Since November, 1998   Senior Vice President    None
  (50)                                                               and General
                                                                     Counsel -- ICMA
                                                                     Retirement Corporation
                                                                     (2004 - present); Vice
                                                                     President and General
                                                                     Counsel -- ICMA
                                                                     Retirement Corporation
                                                                     (1998 - 2003);
                                                                     Secretary --
                                                                     Vantagepoint Investment
                                                                     Advisers, LLC (1999
                                                                     present).

---------------

 * Ms. Rudolf is considered an interested person of the VP Fund, as that term is defined by the 1940 Act, because she is a director of ICMA Retirement Corporation ("ICMA-RC"). VIA is a wholly-owned subsidiary of ICMA-RC.

** Ms. McCallen and Messrs. Rohrbacher, Maus and Gallagher are the executive officers of the VP Fund and are considered interested persons of the VP Fund, as that term is defined by the 1940 Act, due to their respective positions with VIA and its affiliated persons.

     During the fiscal year ended December 31, 2004, the Board held eight meetings.

FUND SHARE OWNERSHIP

     The following table represents the range of Fund shares owned by the current directors and Mr. O'Brien as of July 28, 2005:

                                                                           AGGREGATE DOLLAR RANGE OF EQUITY
                                                                             SECURITIES IN ALL REGISTERED
                                                                            INVESTMENT COMPANIES OVERSEEN
                                                                               BY DIRECTOR IN FAMILY OF
NAME OF DIRECTOR                    DOLLAR RANGE OF FUND SHARES OWNED            INVESTMENT COMPANIES
----------------                 ---------------------------------------   --------------------------------
INDEPENDENT DIRECTORS
  N. Anthony Calhoun...........  -0-                                                          -0-
  Donna K. Gilding.............  -0-                                                          -0-
  Arthur R. Lynch..............  Aggressive Opportunities                           Over $100,000
                                 Fund -- $50,001 - $100,000; Growth
                                 Fund -- $50,001 - $100,000; Growth &
                                 Income Fund -- $$10,001 - $50,000;
                                 Model Portfolio Traditional Growth
                                 Fund -- $1 - $10,000; Model Portfolio
                                 Long-Term Growth Fund -- Over $100,000;
                                 Model Portfolio All-Equity Growth
                                 Fund -- $10,001 - $50,000.
  Peter Meenan.................  -0-                                                          -0-
  Robin L. Wiessmann...........  -0-                                                          -0-
INTERESTED DIRECTOR
  Alison D. Rudolf.............  Model Portfolio Long-Term Growth                   Over $100,000
                                 Fund -- Over $100,000; Model Portfolio
                                 Conservative Growth Fund -- $50,001 -
                                 $100,000; Model Portfolio Traditional
                                 Growth Fund - Over $100,000.
INDEPENDENT DIRECTOR-ELECT
  Timothy M. O'Brien...........  -0-                                                          -0-

COMPENSATION OF DIRECTORS AND OFFICERS

     Directors are paid a quarterly retainer of their services, in recognition of their duties and responsibilities over and above meeting attendance that require at least two days of service, study and review each quarter, and the chairperson of the Board is paid a higher quarterly retainer in recognition of the additional responsibilities and time required in serving in that position.

     In addition, each director is paid a per meeting fee for each regular meeting and each special meeting, attended in-person, at which the approval of an investment advisory or subadvisory agreement is considered. A director also is paid a meeting fee for any committee meeting or other special meeting attended in-person and held on a date other than the date of another compensated meeting. A director does not receive compensation for participating in a meeting by telephone, unless the telephonic meeting is held in lieu of a regular in-person meeting in order to minimize travel costs and achieve a quorum. To promote continuing director education, a director who attends an Investment Company Institute seminar or conference receives an attendance fee, limited to a certain dollar amount per year.

     Finally, at the conclusion of each calendar year, a stipend is paid to each director who attended all "in-person" regular, special and committee meetings for which he or she was responsible. A lesser stipend is paid to those directors who missed one meeting, and to those directors who missed no more than one regular Board meeting and one committee or special meeting. Attendance at a meeting by telephone does not count as attendance, unless the meeting was scheduled as a teleconference. Failure to attend a meeting caused by flight cancellations or family emergencies or absences from special Board meetings or committee meetings due to prior schedule conflicts announced at the time of the meeting was scheduled are not considered missed meetings for purposes of calculating the stipend.

     Compensation is adjusted annually for increases in the national CPI/urban index, with a maximum annual increase of five (5) percent.

     The following table provides information about compensation received by each director for the fiscal year ended December 31, 2004. Information for Mr. O'Brien is not included below, as his term has yet to commence.

                                                               AGGREGATE COMPENSATION
                                                                   FROM THE TRUST
                                                               ----------------------
INDEPENDENT DIRECTORS
  N. Anthony Calhoun........................................              $15,500
  Donna K. Gilding..........................................              $16,500
  Arthur R. Lynch...........................................              $15,500
  Peter Meenan..............................................              $13,500
  Robin L. Wiessmann........................................              $14,500
INTERESTED DIRECTOR
  Alison D. Rudolf*.........................................       Not applicable

---------------

* Ms. Rudolf declined to receive compensation for the year ended December 31, 2004.

     The following table provides information about compensation received by each current director in 2005 for the 2003 and 2004 annual adjustment for increases in the national CPI/urban index. The directors were entitled to receive this adjustment in 2003 and 2004 under the compensation policy, but did not receive the adjustments until 2005. Information for Mr. O'Brien is not included below, as his term has yet to commence.

                                                 COMPENSATION FOR 2003   COMPENSATION FOR 2004
NAME OF PERSON                                        ADJUSTMENT              ADJUSTMENT
--------------                                   ---------------------   ---------------------
INDEPENDENT DIRECTORS
  N. Anthony Calhoun...........................             $605.80                 $396.01
  Donna K. Gilding.............................             $461.12                 $432.27
  Arthur R. Lynch..............................             $505.28                 $396.01
  Peter Meenan.................................             $472.74                 $348.04
  Robin L. Wiessmann...........................             $438.04                 $371.82
INTERESTED DIRECTOR
  Alison D. Rudolf*............................      Not applicable          Not applicable

---------------

* Ms. Rudolf began serving as a director in 2004 and declined to receive compensation for the year ended December 31, 2004.

     Currently, the VP Fund's officers do not receive compensation for their services as officers.

BOARD COMMITTEES

     The Board has established three standing committees: Nominating Committee, Investment Committee and Audit Committee.

  Nominating Committee

     The Nominating Committee consists of all of the Board's Independent Directors and operates pursuant to a charter adopted by the Board. The Committee is responsible for evaluating qualifications of candidates for Board membership and making recommendations for nominees to the Board (and, with regard to nominations of independent director candidates, makes recommendations to the other independent directors). In considering a director candidate's qualifications, the Committee generally considers the potential candidate's educational background, business or professional experience, and reputation. In addition, the Committee has established minimum qualifications for Board membership: (1) as Independent Director, such candidate must be independent from relationships with the Trust's investment manager and other principal service providers both within the terms and the spirit of the statutory independence requirements specified under the Investment Company Act of 1940; and (2) that candidates demonstrate an ability and willingness to make the considerable time commitment, including personal attendance at Board meetings, believed necessary to his or her function as an effective Board member. When appropriate, the Committee members conduct interviews with potential candidates.

     When the Board has or expects to have a vacancy on the Board, the Committee receives and reviews information about potential candidates, including any recommendations by shareholders. The Committee evaluates candidates recommended by shareholders based on the criteria described above. The Committee will review shareholder recommendations to fill vacancies, provided they are submitted in writing, addressed to the Committee and mailed to the VP Fund at 777 North Capitol Street, NE, Suite, 600, Washington, D.C., 20002.

     The Committee periodically reviews the composition of the Board to determine whether it may be appropriate to add individuals with different backgrounds or skill sets from those already on the Board. The Committee also periodically reviews director compensation. The Committee makes recommendations to the Board for nomination for membership on all Board committee and reviews as necessary the responsibilities of Board committees.

     The Nominating Committee met three times during the VP Fund's past fiscal year, and has met five times so far this fiscal year. The Nominating Committee's charter is attached as Appendix A.

  Investment Committee

     The Investment Committee consists of Donna K. Gilding, Peter Meenan and N. Anthony Calhoun. The Investment Committee has been delegated the authority to approve the reallocation of the assets of a given Fund among one or more subadvisers that have an existing subadvisory agreement with respect to the Fund when a reallocation recommendation is presented to the Investment Committee by VIA, such as prior to a meeting of the Board. The Investment Committee also reviews recommendations from VIA for subadviser replacements if requested by VIA. The Investment Committee did not meet during the VP Fund's past fiscal year, and has not met so far this fiscal year.

  Audit Committee

     The current members of the Audit Committee are: Arthur R. Lynch and N. Anthony Calhoun. The Board has determined that each current member of the Audit Committee is an "audit committee financial expert" as that term has been defined under the federal securities laws. The Audit Committee operates pursuant to a charter adopted by the Board. The responsibilities of the Audit Committee include: acting as a liaison between the independent registered public accountants and the Board and overseeing the Funds' accounting and financial reporting practices; approving the engagement, retention and termination of auditors; evaluating the independence of the auditors; meeting with the auditors to discuss the scope of the audit, audit results and any matters of concern that may be raised by the auditors. The Audit Committee reports to the Board on significant results of the Committee's activities. The Audit Committee met five times during the VP Fund's past fiscal year, and has met two times so far this fiscal year.

RECORD OF BENEFICIAL OWNERSHIP

     As of July 28, 2005, the VP Fund had 1,354,996,986 outstanding shares. A majority of the voting shares of each Fund are held, either directly, or indirectly through the Model Portfolio Funds and the Milestone Funds, by the VantageTrust, a group trust sponsored and maintained by The VantageTrust Company ("Trust Company"). The VantageTrust, 777 North Capitol Street, NE, Washington, D.C. 20002, was established for the purpose of holding and investing the assets of public sector retirement and deferred compensation plans. The Trust Company, a New Hampshire non-depository banking corporation, has the power to vote the shares of the Funds directly held by the VantageTrust and has the power to direct the vote of the shares of the Model Portfolio Funds and the Milestone Funds under the proxy voting policy adopted by VIA. The Trust Company therefore holds with the power to vote more than 25% of the VP Fund's voting securities and thus under the 1940 Act is considered to "control" the VP Fund. In addition, the Trust Company holds with the power to vote more than 25% of the voting securities of certain Funds (see percentages below) and thus under the 1940 Act is considered to "control" those Funds. As a control person of the VP Fund and certain Funds, the Trust Company may possess the ability to control the outcome of matters submitted to the vote of VP Fund shareholders. Both the Trust Company and VIA are wholly-owned subsidiaries of ICMA-RC.

     The following represents the amount and percentage of shares outstanding in each of the Funds that are directly or indirectly held by the VantageTrust, as of July 28, 2005:

NAME OF FUND                                               % OWNERSHIP   NUMBER OF SHARES
------------                                               -----------   ----------------
Money Market Fund........................................     52.33%        68,888,355
Short-Term Bond Fund.....................................     82.84%         4,332,124
US Government Securities Fund............................     95.12%        14,447,025
Asset Allocation Fund....................................     98.10%       100,543,452
Equity Income Fund.......................................     94.98%       125,952,264
Growth & Income Fund.....................................     94.74%        87,450,822
Growth Fund..............................................     98.28%       334,153,989
Aggressive Opportunities Fund............................     97.27%       103,274,528
International Fund.......................................     96.25%        59,330,296
Core Bond Index Fund, Class I............................     92.18%        73,840,306
Core Bond Index Fund, Class II...........................    100.00%        17,233,447
500 Stock Index Fund, Class I............................     91.07%        10,100,415
500 Stock Index Fund, Class II...........................    100.00%        26,833,857
Broad Market Index Fund, Class I.........................     92.54%        19,026,068
Broad Market Index Fund, Class II........................     94.04%        38,454,719
Mid/ Small Company Index Fund, Class I...................     89.11%         3,856,207
Mid/ Small Company Index Fund, Class II..................    100.00%         6,772,950
Overseas Index Fund, Class I.............................     90.87%         2,388,829
Overseas Index Fund, Class II............................    100.00%         5,025,774
Model Portfolio Savings Oriented Fund....................     89.42%         9,998,785
Model Portfolio Conservative Growth Fund.................     91.59%        19,386,501
Model Portfolio Traditional Growth Fund..................     95.60%        45,750,406
Model Portfolio Long-Term Growth Fund....................     97.21%        50,360,336
Model Portfolio All-Equity Growth Fund...................     94.76%        11,080,100
Milestone Retirement Income Fund.........................     79.06%           568,573
Milestone 2010 Fund......................................     94.23%         1,729,682
Milestone 2015 Fund......................................     95.72%         2,390,635
Milestone 2020 Fund......................................     93.95%         1,477,447
Milestone 2025 Fund......................................     92.62%           997,408
Milestone 2030 Fund......................................     87.05%           426,542

NAME OF FUND                                               % OWNERSHIP   NUMBER OF SHARES
------------                                               -----------   ----------------
Milestone 2035 Fund......................................     75.76%           164,672
Milestone 2040 Fund......................................     59.49%            82,785

     As of July 28, 2005, the directors (including Mr. O'Brien) and executive officers of the VP Fund, both individually and as a group, owned less than 1% of the VP Fund's outstanding shares.

INDEPENDENT PUBLIC ACCOUNTANTS

     PricewaterhouseCoopers LLP ("PwC") has been selected to serve as the VP Fund's independent public accountant for the VP Fund's fiscal year ending December 31, 2005.

     The aggregate fees billed for professional services rendered by the VP Fund's principal accountant, PwC, for audits of the VP Fund's financial statements (i.e., audit fees) were $220,400 and $214,500 for fiscal years ended December 31, 2004 and 2003, respectively. The aggregate fees billed for assurance and related services rendered by PwC that were reasonably related to the performance of the audit of the VP Fund's financial statements (i.e., audit-related fees), and not reported under audit fees above, were $25,000 and $42,500 for fiscal years ended December 31, 2004 and 2003, respectively. In 2004, such services were provided to monitor the transition of the VP Fund's Index Funds from master-feeder to stand-alone investment structures. In 2003, these services covered a review of the VP Fund's June 30, 2003 Semi-Annual Report to Shareholders.

     The aggregate fees billed for professional services rendered by PwC for tax compliance, tax advice, and tax planning were $80,600 and $65,000 for fiscal years ended December 31, 2004 and 2003, respectively. These services covered preparation of the VP Fund's income tax and excise tax returns, and also included related tax provision work.

     The Audit Committee pre-approves all audit and non-audit services to be performed by the VP Fund's accountant before the accountant is engaged to perform such services. The Audit Committee pre-approved 100% of the services described above.

     The aggregate amount of non-audit fees billed for professional services rendered by PwC to VIA, the VP Fund's investment adviser, and any entity controlling, controlled by, or under common control with VIA was $30,000 for fiscal year ended December 31, 2003. These services were billed to and paid by VIA's parent company for a review of the June 30, 2003 financial statements of the VantageTrust, the VP Fund's controlling shareholder. No such services were rendered by PwC in fiscal year ended December 31, 2004.

GENERAL INFORMATION

  Investment Adviser

     VIA, 777 North Capitol Street, NE, Washington, D.C. 20002, is a wholly owned subsidiary of, and controlled by ICMA-RC, a retirement plan administrator and investment adviser whose principal investment advisory client is the Trust Company. ICMA-RC was established as a not-for-profit organization in 1972 to assist state and local governments and their agencies and instrumentalities in the establishment and maintenance of deferred compensation and qualified retirement plans for the employees of such public sector entities. These plans are established and maintained in accordance with Sections 457 and 401, respectively, of the Internal Revenue Code of 1986, as amended. ICMA-RC has been registered as an investment adviser with the SEC since 1983. VIA is a Delaware limited liability company and is registered as an investment adviser with the SEC.

     Joan McCallen serves as President and Chief Executive Officer of ICMA-RC, President of VIA and President and Principal Executive Officer of the VP Fund. Paul Gallagher serves as Senior Vice President, Secretary and General Counsel of RC, Secretary of VIA and Secretary of the VP Fund. Gerald Maus serves as Treasurer of the VP Fund, Senior Vice President and Chief Financial Officer of ICMA-RC and Treasurer of VIA.

     VIA provides investment advisory services to each Fund, under Master Investment Advisory Agreements (the "Advisory Agreements"). VIA's advisory services include Fund design, establishment of Fund invest-ment objectives and strategies, selection and management of subadvisers, performance monitoring, and supervising and directing each Fund's investments. Additionally, VIA furnishes periodic reports to the Board regarding the investment strategy and performance of each Fund.

     Pursuant to the Advisory Agreements, the Funds compensate VIA for these services by paying VIA an annual advisory fee assessed against average daily net assets under management in each Fund.

  Distributor

     ICMA-RC Services, LLC ("RC Services"), 777 North Capitol Street, NE, Suite 600, Washington, D.C. 20002, serves as the distributor of the VP Fund's shares pursuant to a Distribution Agreement. RC Services is a wholly-owned subsidiary of ICMA-RC and an affiliate of VIA. Joan McCallen serves as President of RC Services. The VP Fund did not pay any commissions to RC Services during the fiscal year ended December 31, 2004.

  Transfer Agent and Administrator

     Vantagepoint Transfer Agents, LLC ("VTA"), 777 North Capitol Street, NE, Suite 600, Washington, D.C. 20002, is the designated transfer agent of the VP Fund's shares and, pursuant to a Transfer Agency and Administrative Services Agreement, also provides certain transfer agency and administrative shareholder support services for the VP Fund related to the retirement plans investing in the VP Fund. VTA is a wholly-owned subsidiary of ICMA-RC and an affiliate of VIA. Joan McCallen serves as President of VTA. VTA receives fees from the VP Fund for the services it provides.

     The VP Fund has also entered into an Administration Agreement with Investors Bank & Trust Company ("IBT"), 200 Clarendon Street, Boston, MA 02116, wherein IBT performs certain financial reporting, tax filing and portfolio compliance functions. IBT also serves as custodian for the Funds pursuant to a Custodian Agreement.

DELIVERING THE INFORMATION STATEMENT TO SHAREHOLDERS IN THE SAME HOUSEHOLD

     Only one copy of this Information Statement may be mailed to households, even if more than one person in a household is a VP Fund shareholder of record. If you need additional copies of this Information Statement, please contact the VP Fund toll free at 1-800-669-7400. If you do not want the mailing of Information Statements to be combined with those for other members of your household in the future or if you received multiple copies of this Information Statement and would rather receive just one copy for the household in the future, contact the VP Fund in writing at 777 North Capitol Street, NE, Suite 600, Washington, D.C. 20002 or call the toll-free number above.

SHAREHOLDER COMMUNICATIONS WITH THE BOARD

     If a shareholder wishes to send a communication to the Board or a specific director, the communication should be in writing and sent to the Board at the VP Fund's offices at 777 North Capitol Street, NE, Suite 600, Washington, D.C. 20002, Attention: Secretary. All correspondence from shareholders will be given to the Board and/or the director, as appropriate, for review and consideration.

                                   APPENDIX A

                          NOMINATING COMMITTEE CHARTER

I.  THE COMMITTEE.

     The Nominating Committee (the "Committee") is a committee of, and established by, the Board of Directors (the "Board") of The Vantagepoint Funds (the "Fund"). The Committee consists of such number of members as set by the Board from time to time and its members shall be selected by the Board. The Committee shall be comprised entirely of "independent members." For purposes of this Charter, independent members shall mean members who are not interested persons of the Fund ("Independent Board members") as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the "1940 Act").

II.  BOARD NOMINATIONS AND FUNCTIONS.

     1. The Committee shall make recommendations for nominations for Independent Board members on the Board to the incumbent Independent Board members and to the full Board. The Committee shall evaluate candidates' qualifications for Board membership and the independence of such candidates from the Fund's investment manager and other principal service providers. Persons selected must be independent in terms of both the letter and spirit of the 1940 Act. The Committee shall also consider the effect of any relationships that an Independent Board member candidate may have that are (i) explicitly prohibited under the 1940 Act; and (ii) beyond those delineated in the 1940 Act that might impair independence, e.g., business, financial or family relationships with investment managers or service providers.

     2. The Committee also shall evaluate the qualifications of candidates for "interested" members on the Board and make recommendations for nominees for "interested" members of the full Board.

     3. In considering a candidate's qualifications, the Committee shall generally consider the potential candidate's educational background, business or professional experience, and reputation. In addition, all candidates as members of the Board must demonstrate an ability and willingness to make the considerable time commitment, including personal attendance at Board meetings, believed necessary to his or her function as an effective Board member. The Committee may adopt from time to time additional specific, minimum qualifications that the Committee believes a candidate must meet before being considered as a candidate for Board membership, subject to approval by the full Board.

     4. When the Board has, or expects to have, a vacancy the Committee shall receive and review information on candidates qualified to be recommended to the full Board as nominees for election as directors, including any recommendations by shareholders. Such candidates shall be evaluated based upon the criteria described above and such other additional qualification as the Committee may adopt from time to time, subject to approval by the full Board. The Committee shall review shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are submitted in writing and addressed to the Committee at the Fund's offices.

     5. The Committee shall periodically review the composition of the Board to determine whether it may be appropriate to add individuals with different backgrounds or skill sets from those already on the Board.

     6. The Committee shall periodically review Board member compensation and shall recommend any appropriate changes to the full Board.

III.  COMMITTEE NOMINATIONS AND FUNCTIONS.

     1. The Committee shall make recommendations to the full Board for nomination for membership on all committees of the Board and shall review committee assignments at least annually and report the results of its review to the Board.

     2. The Committee shall review as necessary the responsibilities of any committees of the Board, whether there is a continuing need for each committee, whether there is a need for additional committees of the Board, and whether committees should be combined or reorganized. The Committee shall make recommendations for any such action to the full Board.

IV.  OTHER POWERS AND RESPONSIBILITIES.

     1. The Committee shall meet at least once each year or more frequently, in open or executive sessions, as it deems appropriate. The Committee may invite members of management, counsel, advisers and others to attend its meetings as it deems appropriate. The Committee shall have separate sessions with management and others, as and when it deems appropriate.

     2. The Committee shall monitor the performance of legal counsel employed by the Independent Board members.

     3. The Committee shall have the resources and authority appropriate to discharge its responsibilities, including authority to retain special counsel and other experts or consultants at the expense of the Fund.

     4. The Committee shall report its activities to the Board and make such recommendations as the Committee may deem necessary or appropriate.

     5. A majority of the members of the Committee shall constitute a quorum for the transaction of business at any meeting of the Committee. The action of a majority of the members of the Committee present at a meeting at which a quorum is present shall be the action of the Committee. The Committee may meet in person or by telephone, and the Committee may act by written consent, to the extent permitted by law and by the Fund's governing instrument. In the event of any inconsistency between this Charter and the Fund's governing instrument, the provisions of the Fund's governing instrument shall be given precedence.

     6. The Committee shall review this Charter at least annually and recommend any changes to the full Board.

Date Adopted: March 5, 2004

                                       A-2